Exhibit 10.48

November  12, 2007

TDS Franchising, LLC

c/o The Walt Disney Company

500 South Buena Vista Street

Burbank, California 91521

Attention:  Mr. Stephen M. Finney
                  Senior Vice President

Re:       Disney Store License and Conduct of Business Agreement

Ladies and Gentlemen:

This will confirm our discussions regarding certain provisions of the License and Conduct of Business Agreement dated as of November 21, 2004 (as amended to date (including letter agreement amendments), the “License Agreement”) by and among TDS Franchising, LLC (“TDSF”), Hoop Retail Stores, LLC, successor to The Disney Store, LLC (“Hoop USA”), and Hoop Canada, Inc., successor to The Disney Store (Canada) Ltd. (“Hoop Canada” and, together with Hoop USA, “Licensee”).  Capitalized terms used in this letter without definition have the respective meanings assigned to such terms in the License Agreement.

The License Agreement as currently in effect establishes an “Internet Start Date” corresponding to a date mutually agreed upon by the parties, but in any event not later than April 1, 2007.   Pursuant to the terms of the License Agreement, Licensee was to have launched an Internet Store not later than such Internet Start Date.

Prior to April 1, 2007, TDSF and Licensee determined that, in lieu of an Internet Store as contemplated by the License Agreement, it would be beneficial for the parties to implement an alternative arrangement under which the proposed Internet Store would occupy a portion of the website owned and operated by certain of TSDF’s Affiliates and located at www.disneyshopping.com.  This alternative arrangement was tentatively instituted in July 2007, subject to and contingent upon the parties’ preparation and execution of a definitive agreement pertaining thereto.  In furtherance thereof, the parties have exchanged drafts of a definitive “Internet Store Amendment” that would modify the provisions of the License Agreement to give effect to this alternative arrangement.  To allow sufficient time to try to complete this definitive agreement, the parties hereby agree that the “Internet Start Date” as defined in the License Agreement is hereby changed to be January 31, 2008; provided, however, that for purposes of Section 7.1.1(II) of the License Agreement, the Internet Start Date shall remain October 1, 2005.

This amendment to change the Internet Start Date shall be deemed to take effect retroactively as of April 1, 2007.

In addition, Licensee has advised TDSF that Licensee’s independent auditors, Deloitte & Touche LLP, have declined to accept reappointment for the 2007 fiscal year and that Licensee will engage BDO Seidman LLP as its auditors for the 2007 fiscal year.  TDSF and Licensee hereby agree (i) that Licensee has provided sufficient notice of such change in auditors in accordance with the last sentence of Section 9.14 of the License Agreement and (ii) that Section 9.14 of the License Agreement is amended to add the following sentence at the end of such Section:  “Notwithstanding the foregoing, the firm of BDO Seidman LLP may serve as Licensee’s auditors.”  Such amendment shall be deemed to take effect retroactively as of October 8, 2007.

Except as specifically provided herein, all other terms and conditions of the License Agreement shall not be modified, changed or amended in any manner and shall remain in full force and effect.

Please confirm your agreement with the matters set forth herein by executing a copy of this letter where indicated below and returning it to us, whereupon this letter will be deemed a binding amendment to the License Agreement.

Very truly yours,

HOOP RETAIL STORES, LLC

By:
Name:
Title:

HOOP CANADA, INC.

By:
Name:
Title:

Acknowledged and Agreed:

TDS FRANCHISING, LLC

By:
Name:
Title:

2

cc:

Hoop Retail Stores, LLC

Hoop Canada, Inc.

c/o  The Children’s Place Retail Stores, Inc.

915 Secaucus Road

Secaucus, New Jersey  07094

Attention:  General Counsel

Facsimile:  (201) 558-2825

The Walt Disney Company

500 South Buena Vista Street

Burbank, California 91521-0599

Attention:  James Kapenstein, Esq.

Facsimile:  (818) 562-1813

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, New York 10038

Attention:  Jeffrey S. Lowenthal, Esq.

Facsimile:  (212) 806-6006